Exhibit 4.13

Twelfth Supplemental Indenture
TWELFTH SUPPLEMENTAL INDENTURE, dated as of July 25, 2022 (this “Supplemental Indenture”), among the Subsidiary listed on Schedule 1 hereto (the “New Subsidiary Guarantor”), Cornerstone Building Brands, Inc., a Delaware corporation (the “Company”), each other then-existing Subsidiary Guarantor under the Indenture referred to below (the “Existing Guarantors” and, together with the New Subsidiary Guarantor, the “Subsidiary Guarantors”), and Wilmington Trust, National Association, as Trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H:
WHEREAS, the Company, the Existing Guarantors and the Trustee have heretofore become parties to an Indenture, dated as of April 12, 2018 (as supplemented by the First Supplemental Indenture, dated as of April 12, 2018, the Second Supplemental Indenture, dated as of April 12, 2018, the Third Supplemental Indenture, dated as of April 13, 2018, the Fourth Supplemental Indenture, dated as of October 15, 2018, the Fifth Supplemental Indenture, dated as of November 16, 2018, the Sixth Supplemental Indenture, dated as of February 20, 2019, the Seventh Supplemental Indenture, dated as of March 29, 2020, the Eighth Supplemental Indenture, dated as of September 24, 2020, the Ninth Supplemental Indenture, dated as of June 29, 2021, the Tenth Supplemental Indenture, dated as of January 6, 2022 and the Eleventh Supplemental Indenture, dated as of April 22, 2022, and as further amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of Notes in series;
WHEREAS, Camelot Return Merger Sub, Inc., a Delaware corporation (“Merger Sub”) has merged with and into the Company (the “Merger”), with the Company being the surviving entity;
WHEREAS, Article V of the Indenture provides that the Company shall be permitted to merge with or into any Person, provided that the resulting, surviving or transferee Person will be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;
WHEREAS, Section 501(a)(iv) of the Indenture provides that each Existing Subsidiary Guarantor shall execute and deliver to the Trustee a supplemental indenture or other document or instrument in form reasonably satisfactory to the Trustee, pursuant to which such Existing Subsidiary Guarantor shall confirm its Subsidiary Guarantee;
WHEREAS Section 1308 of the Indenture provides that the Company is required to cause the New Subsidiary Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Subsidiary Guarantor shall guarantee the Company’s Subsidiary Guaranteed Obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein and in Article XIII of the Indenture;

WHEREAS, the New Subsidiary Guarantor desires to enter into such supplemental indenture for good and valuable consideration, including substantial economic benefit in that the financial performance and condition of such New Subsidiary Guarantor is dependent on the financial performance and condition of the Company, the obligations hereunder of which the New Subsidiary Guarantor has guaranteed, and on the New Subsidiary Guarantor’s access to working capital through the Company’s access to revolving credit borrowings and term borrowings under the Senior Credit Agreement; and
WHEREAS, pursuant to Section 901 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:
1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.
2. Affirmation of Guarantee for Existing Subsidiary Guarantors. Each Existing Subsidiary Guarantor hereby confirms its guarantee of the Subsidiary Guaranteed Obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article XIII of the Indenture.
3. Agreement to Guarantee for New Subsidiary Guarantor. The New Subsidiary Guarantor hereby agrees, jointly and severally with all other Subsidiary Guarantors and fully and unconditionally, to guarantee the Subsidiary Guaranteed Obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article XIII of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Subsidiary Guarantor.
4. Termination, Release and Discharge. Each Subsidiary Guarantor’s Subsidiary Guarantee shall terminate and be of no further force or effect, and each Subsidiary Guarantor shall be released and discharged from all obligations in respect of such Subsidiary Guarantee, as and when provided in Section 1303 of the Indenture.
5. Parties. Nothing in this Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of each Subsidiary Guarantor’s Subsidiary Guarantee or any provision contained herein or in Article XIII of the Indenture.
6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE
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HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.
7. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or as to the accuracy of the recitals to this Supplemental Indenture.
8. Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.
9. Headings. The section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

CORNERSTONE BUILDING BRANDS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

ALENCO BUILDING PRODUCTS MANAGEMENT, L.L.C.
MANAGEMENT, L.L.C.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ALENCO EXTRUSION GA, L.L.C.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ALENCO HOLDING CORPORATION

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ALENCO INTERESTS, L.L.C.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

ALENCO TRANS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ALENCO WINDOW GA, L.L.C.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ALUMINUM SCRAP RECYCLE, L.L.C

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

AMERICAN SCREEN MANUFACTURERS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

ATRIUM CORPORATION

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ATRIUM EXTRUSION SYSTEMS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ATRIUM INTERMEDIATE HOLDINGS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ATRIUM PARENT, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

AWC ARIZONA, INC.

By: /s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Secretary and
Treasurer

AWC HOLDING COMPANY

By: /s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Secretary and
Treasurer

BRIDEN ACQUISITION, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

BROCKMEYER ACQUISITION, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

CANYON ACQUISITION, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

CASCADE WINDOWS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

CENTRIA

By: NCI Group, Inc., its general partner

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

By: Robertson-Ceco II Corporation, its general
partner

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

CENTRIA, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

CENTRIA SERVICES GROUP, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

CHAMPION WINDOW, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ENVIRONMENTAL MATERIALS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

ENVIRONMENTAL MATERIALS, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ENVIRONMENTAL MATERIALS L.P.

By: Environmental Materials, Inc., its general
partner

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ENVIRONMENTAL STONEWORKS, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ENVIRONMENTAL STUCCO LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

FOUNDATION LABS BY PLY GEM, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

GLAZING INDUSTRIES MANAGEMENT,
L.L.C.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

GREAT LAKES WINDOW, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

KLEARY MASONRY, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

KROY BUILDING PRODUCTS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

KWPI HOLDINGS CORP.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

MASTIC HOME EXTERIORS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

MW MANUFACTURERS INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

MWM HOLDING, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

NAPCO, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

NEW ALENCO EXTRUSION, LTD.

By: Alenco Extrusion Management, L.L.C., its
general partner

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

NEW ALENCO WINDOW, LTD.

By: Alenco Building Products Management,
L.L.C., its general partner

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

NEW GLAZING INDUSTRIES, LTD.
By: Glazing Industries Management, L.L.C., its
general partner

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

PLY GEM HOLDINGS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

PLY GEM PACIFIC WINDOWS
CORPORATION

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

PLY GEM SPECIALTY PRODUCTS, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

PRIME WINDOW SYSTEMS, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

REEDS METALS OF ALABAMA, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

REEDS METALS, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SCHUYLKILL STONE, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

SILVER LINE BUILDING PRODUCTS LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SIMEX, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SIMONTON BUILDING PRODUCTS LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SIMONTON INDUSTRIES, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

SIMONTON WINDOWS & DOORS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SIMONTON WINDOWS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

ST. CROIX ACQUISITION, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

STEELBUILDING.COM, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

TALUS SYSTEMS, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

THERMAL INDUSTRIES, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

UCC INTERMEDIATE HOLDINGS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

UNION CORRUGATING COMPANY

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

SUBSIDIARY GUARANTORS (cont’d):

UNION CORRUGATING COMPANY HOLDINGS, INC.
HOLDINGS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

VAN WELL ACQUISITION, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

VARIFORM, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

WINDOW PRODUCTS, INC.

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

NEW SUBSIDIARY GUARANTOR:

CAMELOT RETURN FINCO SUB, LLC

By: /s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President, Chief
Financial Officer

WILMINGTON TRUST, NATIONAL
ASSOCIATION,
as Trustee

By:	/s/ Barry D. Somrock
Name: Barry D. Somrock
Title: Vice President

SCHEDULE 1

	New Subsidiary Guarantor	Jurisdiction of Organization
1	Camelot Return Finco Sub, LLC	Delaware